UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2013

VERENIUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29173	22-3297375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 John Hopkins Court, San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 431-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 14, 2013, Verenium Corporation (the “Company”) issued a press release announcing certain preliminary financial results for its year ended December 31, 2012. The press release also announced that the Company will be required to restate certain historical financial statements as of, and for the year ended December 31, 2011 and the quarterly periods ended June 30, 2011, September 30, 2011, March 31, 2012, June 30, 2012 and September 30, 2012 to reflect a revision in the Company’s lease accounting, as discussed in more detail in Item 4.02 of this Current Report on Form 8-K below. A copy of the press release is furnished herewith as Exhibit 99.1.

The financial information disclosed is preliminary and unaudited, and therefore subject to adjustment based on completion of the audit by the Company’s independent registered public accounting firm, Ernst & Young LLP (“Ernst & Young”). The Company expects to timely file its Annual Report on Form 10-K for the year ended December 31, 2012 on or before April 1, 2013.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) During the preparation process for the Company’s 2012 Annual Report on Form 10-K, an error was identified in the Company’s previously audited consolidated financial statements for the year ended December 31, 2011 and the Company’s previously issued unaudited consolidated interim financial statements for the quarterly periods ended June 30, 2011, September 30, 2011, March 31, 2012, June 30, 2012, and September 30, 2012 (collectively, the “Relevant Periods”) related to the Company’s accounting for its facility lease at 3550 John Hopkins Court in San Diego, CA (the “Lease”).

The error relates to the misapplication of Accounting Standards Codification No. 840, “Accounting for Leases.” As a result, the Company did not correctly record the assets and related financing obligation for the Lease. The error does not, however, impact the economic terms or substance of the Lease.

On June 24, 2011, the Company entered into the Lease with ARE-John Hopkins Court LLC (the “landlord” or “lessor”) for the Company’s new headquarters and laboratory space. At the time the lease documents were signed, the building was only partially completed and had to undergo a period of construction that included structural improvements before the Company could occupy the space. As the Company entered into the lease before the building was completed, management evaluated whether the Company, as lessee, was involved in the asset’s construction and, if so, whether the Company should be considered the owner of the project solely for accounting purposes during the construction period.

As set forth in ASC 840-40-55, “The Effect of Lessee Involvement in Asset Construction, (previously EITF 97-10),” the form of a lessee’s involvement during the construction period raises questions about whether the lessee is, solely for accounting purposes, acting as an agent for the owner/lessor and/or is the owner of the asset during the construction period. For accounting purposes, a lessee is considered the owner of a construction project during the construction period if the lessee has substantially all of the construction period risks. If at any time during the construction period the present value of amounts that could be due to the landlord is 90% or more of the total qualifying project costs incurred to date or the lease provisions violate any one or more of six “special” provisions, then the lessee would be deemed to have substantially all of the construction period risk and be deemed the accounting owner.

At the inception of the Lease in 2011, the Company initially determined that it should not be deemed the owner of the building for accounting purposes and that the lease should be accounted for as an operating lease, pursuant to ASC 840, and after consultation with Ernst & Young, the Company believed this to be the proper accounting treatment.

During the preparation process for the 2012 Form 10-K, the Company re-evaluated its conclusion and it was determined that, based on the terms of the lease agreement, the Company had substantially all of the construction period risks and should have been deemed the owner of the asset for accounting purposes during the construction period. Furthermore, upon completion of construction of the building, the Company did not meet the sale-leaseback criteria for de-recognition of the building assets and liabilities; therefore, the Lease should have been accounted for as a financing obligation commencing at the inception of the Lease in June 2011.

As a result of this determination, the Company is required to record an asset representing the total cost of the buildings and improvements, including the costs paid by the lessor (the legal owner of the building), with a corresponding lease financing obligation. The assets will be depreciated over the term of the Lease, and rental payments will be allocated partially to presumed land lease payments and partially to principal and interest payments on the lease financing obligation. The Company expects that the lease financing obligation balance at the end of the Lease term will approximate the net book value of the building to be relinquished to the lessor.

Set forth below is a summary of the expected impact that these revisions will have on the consolidated balance sheets for the Relevant Periods (in $000’s). These figures are preliminary estimates and subject to adjustment based on further review by the Company and Ernst & Young. The adjustments are expected to have a material impact on the consolidated balance sheets as of the end of the Relevant Periods. The impact of the adjustments to the net income (loss) for the Relevant Periods is not expected to be significant.

	June 30, 2011		September 30, 2011		December 31, 2011

	As Reported	Estimated Revised Balance	As Reported	Estimated Revised Balance	As Reported	Estimated Revised Balance

Total Assets	$71,471	$74,500	$63,292	$68,700	$65,337	$72,700
Total Liabilities	$65,120	$68,100	$50,973	$56,500	$55,392	$63,000

	March 31, 2012		June 30, 2012		September 30, 2012

	As Reported	Estimated Revised Balance	As Reported	Estimated Revised Balance	As Reported	Estimated Revised Balance

Total Assets	$94,122	$105,900	$52,311	$72,500	$48,004	$69,700
Total Liabilities	$53,808	$65,800	$13,834	$34,400	$14,446	$36,600

The adjustments have no impact on the Company’s cash position for the Relevant Periods, and total cash payments over the term of the Lease as previously disclosed in the Company’s filings remain unchanged. Furthermore, the adjustments do not impact the Company’s status as a lessee, and not legal owner, of its corporate headquarters and laboratories.

On March 14, 2013, the Audit Committee of the Company’s Board of Directors met and determined that the financial statements, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2011, September 30, 2011, March 31, 2012, June 30, 2012 and September 30, 2012 should no longer be relied upon. Similarly, the reports of Ernst & Young for the years ended December 31, 2011 on the financial statements and the effectiveness of internal control over financial reporting should no longer be relied upon. The required restatements and revisions to the presentation of comparable periods will be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, which is expected to be timely filed on or before April 1, 2013.

The Audit Committee has discussed with Ernst & Young the matters disclosed in this Current Report on Form 8-K.

At the time of the filing of this Current Report, management has not completed its assessment of the impact of this error on the Company’s internal control over financial reporting. The Company’s evaluation of the effectiveness of its internal control over financial reporting will be included with the Company’s Annual Report on Form 10-K for 2012.

Forward-Looking Statements

This Current Report contains forward-looking statements, including, but not limited to, statements regarding the expected impact of the Company’s accounting adjustments on its consolidated balance sheets (including its total assets and total liabilities), operating income (loss), net income (loss) and cash position for the Relevant Periods, the expected lease financing balance at the end of the lease term, and the expected impact of the Company’s accounting adjustments on its evaluation of the effectiveness of its internal control over financial reporting, and other items based on the Company’s current expectations that involve risks and uncertainties, including, but not limited to, risks and uncertainties relating to the actual impact of the Company’s accounting adjustments on its consolidated balance sheets (including its total assets and total liabilities), operating income (loss), net income (loss) and cash position for the Relevant Periods, the actual lease financing balance at the end of the lease term, and the actual impact of the Company’s accounting adjustments on its evaluation of the effectiveness of its internal controls over financial reporting as of December 31, 2012 possibly being different from the expected impact or balance, as applicable, and other risks detailed from time to time in our filings with the Securities and Exchange Commission. The Company cautions the reader that these factors, as well as other factors described in our filings with the Securities and Exchange Commission, are among the factors that could cause actual results to differ materially from the expectations described in the forward-looking statements. We also caution the reader that undue reliance should not be placed on any of the forward-looking statements, which speak only as of the date of this Current Report. The Company undertakes no responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this Current Report or to reflect actual outcomes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Verenium Corporation dated March 14, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERENIUM CORPORATION

Dated: March 14, 2013	By:	/s/ Jeffrey G. Black
	Name:	Jeffrey G. Black
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Verenium Corporation dated March 14, 2013.